UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): June 2, 2011

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410

(Address of principal executive offices)

(847) 437-1666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers

The information in Item 8.01 is incorporated herein.

ITEM 5.07  Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Lime Energy Co. (the “Company”) was held on June 2, 2011. At the annual meeting, the stockholders of the Company voted for the election of nine directors and three proposals.  A summary of the proposals and the voting results are as follows:

1.     To elect the nine directors named in the Company’s proxy statement for a one-year term ending at our 2012 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	For	Withhold	Broker Non- Votes
David R. Asplund	11,926,596	393,444	7,458,514
Gregory T. Barnum	12,255,627	64,413	7,458,514
Christopher W. Capps	11,744,209	575,831	7,458,514
William R. Carey, Jr.	12,218,228	101,812	7,458,514
Joseph F. Desmond	12,223,663	96,377	7,458,514
Stephen Glick	11,918,715	401,325	7,458,514
Richard P. Kiphart	12,207,836	112,204	7,458,514
Daniel W. Parke	11,923,179	396,861	7,458,514

2.     To approve the 2011 Employee Stock Purchase Plan:

For	11,960,187
Against	96,430
Abstain	263,423
Broker Non-Vote	7,458,514

3.     To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year 2011:

For	19,669,615
Against	102,373
Abstain	6,566
Broker Non-Vote	0

ITEM 8.01  Other Events

On June 2, 2011, the Company’s stockholder approved the 2011 Employee Stock Purchase Plan (the “ESPP”).  The ESPP provides for the sale of up to 300,000 shares of Lime Energy Co. common stock to eligible Company employees over a three-year period.  The ESPP will be implemented in a series of offering periods, each lasting six months, with the first offering period commencing on July 1, 2011.  Employee contributions accumulated during an offering period will be used at the end of the offering period to purchase shares of the Company’s common stock at 85% of the closing market price on the last day of the offering period, or the first day of the offering period, whichever is lower.  Employee purchases are limited to 15% of the employee’s wages or $25,000 per year, whichever is lower.  To be eligible to participate in the ESPP an employee must work for the Company at least 20 hours per week and five months per year.  Employees that own or are entitled to purchase shares representing more than 5% of the Company’s stock are not permitted to participate in the ESPP.

The foregoing description of the ESPP is not complete and is qualified in its entirety by reference to the Lime Energy Co. 2011 Employee Stock Purchase Plan, a copy of which is which is filed as Annex A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2011.

ITEM 9.01  Financial Statements and Exhibits.

(d)   Exhibits

4.1           Lime Energy Co. 2011 Employee Stock Purchase Plan (Incorporated by reference to Annex A to the Registrant’s definitive proxy statement for the Registrant’s 2011 annual meeting of stockholders filed with the Securities and Exchange Commission on April 18, 2011)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: June 6, 2011	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President,
Chief Financial Officer & Treasurer